                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 19, 2002


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      001-14649               54-1910453
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


                160 Exeter Drive
              Winchester, Virginia                    22603-8605
    (Address of Principal Executive Offices)          (ZIP Code)



       Registrant's telephone number, including area code: (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE
                                ----------------

     Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, Trex Company, Inc. (the "Company") hereby amends Item 7 of its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "Commission") on June 25, 2002 (the "Form 8-K"), to replace the Credit Agreement filed as Exhibit
10.2 to the Form 8-K (the "Original Filed Credit Agreement") with the Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K/A (this "Amended Form 8-K"). The Credit Agreement filed as Exhibit 10.1 to this Amended Form 8-K (the "Corrected Credit Agreement") includes a corrected Section 6.09 of the Original Filed Credit Agreement, which is the only difference between the Original Filed Credit Agreement and the Corrected Credit Agreement.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

               10.1 Credit Agreement, dated as of June 19, 2002, among TREX
                    Company, LLC, Trex Company, Inc. and Branch Banking and Trust Company of Virginia.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TREX COMPANY, INC.


Date:  June 28, 2002                            /s/ Robert G. Matheny
                                                ---------------------------
                                                Robert G. Matheny
                                                President